UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 14, 2007

PHARMACOPEIA DRUG DISCOVERY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers

On March 14, 2007, Gary E. Costley, Ph.D., a member of the Board of Directors of the Company, informed the Company that he will retire as a director, effective immediately prior to the Company’s 2007 Annual Meeting of Stockholders, which is scheduled to be held on May 3, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA DRUG DISCOVERY, INC.

	By:	/s/ Brian M. Posner

Brian M. Posner, Executive Vice President,
Chief Financial Officer and Treasurer

Date: March 20, 2007